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SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Mitek Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MITEK SYSTEMS, INC.
10070 Carroll Canyon Road
San Diego, California 92131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 6, 2002

     TO ALL STOCKHOLDERS OF
    MITEK SYSTEMS, INC.

    The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 6, 2002, at the San Diego Marriott La Jolla, 4240 La Jolla Village Dr., La Jolla, CA 92037, for the following purposes:

1.
To elect a board of five directors to hold the office during the ensuing year and until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the five persons identified in the accompanying proxy statement.

2.
To ratify the appointment of Deloitte & Touche LLP as our 2002 Auditors.

3.
To transact such business as may properly come before the meeting and any adjournments thereof.

    The Board of Directors has fixed the close of business on January 2, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at our executive offices, 10070 Carroll Canyon Road, San Diego, California 92131.

    Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

    YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ATTACHED PROXY PROMPTLY IN THE BUSINESS REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. IF YOU SIGN AND SEND IN A PROXY, YOU MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      John M. Thornton
                      Chairman of the Board

Date: January 14, 2002

MITEK SYSTEMS, INC.
10070 Carroll Canyon Road
San Diego, California 92131

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

February 6, 2002

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 6, 2002, at the San Diego Marriott La Jolla, 4240 La Jolla Village Dr., La Jolla, CA 92037, and at any adjournments thereof.

    As of the close of business on January 2, 2002, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had a total of 11,120,954 shares of Common Stock issued and outstanding.

    We will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees of the Company. Our officers and employees will not receive additional compensation for soliciting proxies. We may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority to execute the proxy. We will reimburse any such brokers and nominees for their expenses in connection therewith.

    Our 2001 Annual Report to Stockholders is included in this Proxy Statement, but is not incorporated in, and is not part of, this Proxy Statement and is not proxy-soliciting material. We intend to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 14, 2002. The Company's Annual Report will be provided free of charge to any shareholder upon written request to the Company at 10070 Carroll Canyon Road, San Diego, CA 92131.

VOTING

    Each shareholder of record on January 2, 2002 is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy. The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified. The persons named as proxies were selected by the Board of Directors.

PROPOSALS OF SHAREHOLDERS

    For proposals of shareholders to be included in our proxy materials to be distributed in connection with the 2003 annual meeting of shareholders, anticipated to be held in February 2003, we must receive such proposals in writing no later than September 16, 2002. The acceptance of such proposals is subject to Securities and Exchange Commission (the "Commission") guidelines. Any shareholder proposal submitted with respect to our 2003 annual meeting of shareholders which is received by us after November 30, 2002 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 under the Exchange Act and the Board of Directors may vote against such proposal using its discretionary voting authority as authorized by proxy.

PROPOSAL NO. 1

TO ELECT FIVE DIRECTORS

ELECTION OF DIRECTORS

    Pursuant to our Bylaws, the Board of Directors has fixed the number of authorized directors at five. All five directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected. The five nominees receiving the highest number of votes will be elected.

    Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. If any of the nominees should become unavailable for election before the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

    The following table includes the names and certain information about the directors and executive officer of the Company. Each of the directors is also a nominee for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.

Name	Age	Position
John M. Thornton	69	Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer
Gerald I. Farmer, Ph.D (2)	67	Director
James B. DeBello (1)(2)	43	Director
Daniel E. Steimle (1)(2)	53	Director
Sally B. Thornton (1)	67	Director
(1)
Compensation Committee
(2)
Audit Committee

Directors

    John M. Thornton-Mr. Thornton, 69, has been a director of the Company since March 1986. He was appointed Chairman of the Board as of October 1, 1987 and has served as President, Chief Executive Officer and Chief Financial Officer since September 1998. Previously, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1988, Mr. Thornton served as Chairman and Vice Chairman of the Board at Micom Systems, Inc. Mr. Thornton was Chairman and President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation. Mr. Thornton is the spouse of Sally B. Thornton, a director.

    Gerald I. Farmer, Ph.D.-Dr. Farmer, 67, has been a director of the Company since May 1994. He was Executive Vice President of the Company from November 1992 until June, 1997. Before joining the Company, Dr. Farmer was Executive Vice President of HNC Software, Inc. from January 1987 to

November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

    James B. DeBello-Mr. DeBello, 43, has been a director of the Company since November 1994. He has been Chief Executive Officer of AsiaCorp Communications, Inc., a wireless data infrastructure and solutions company, since July 2001. He was Venture Chief Executive Officer for IdeaEdge Ventures, Inc., a venture capital company, from June 2000 to June 2001. From May 1999 to May 2000 he was President, Chief Operating Officer and a member of the Board of Directors of CollegeClub.com, an internet company. From November 1998 to April 1999 he was Chief Operating Officer of WirelessKnowledge, Inc.; a joint venture company between Microsoft and Qualcomm, Inc. Before that, from November 1996 to November 1998, Mr. DeBello held positions as Assistant General Manager and Vice President and General Manager of Qualcomm Eudora Internet E-Mail Software Division of Qualcomm, Inc. From 1990 to 1996, he was President and Chief Executive Officer of Solectek Corporation, a manufacturer and developer of wireless area networks.

    Daniel E. Steimle-Mr. Steimle, 53, has been a director of the Company since February 1987. He was Vice President and Chief Financial Officer of LGC Wireless, a wireless technology company, from July 2000 to September 2001. From November 1998 to March 2000 he was Chief Financial Officer of Transmeta Corporation, a startup technology company. From July 1997 to February 1998 he was Vice President, Finance and Administration and Chief Financial Officer of Hybrid Networks, Inc., a broadband access network company. From December 1993 to July 1997, Mr. Steimle was Vice President and Chief Financial Officer of Advanced Fibre Communications.

    Sally B. Thornton-Ms. Thornton, 67, has been a director of the Company since April 1988. She has been a private investor for more than forty years. She served as a director of Micom Systems, Inc. from 1976 to 1988. From 1987 until 1996 she served as Chairman of Medical Materials, Inc, a composite plastics manufacturer. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula, CA. She has been a Trustee of the Sjorgren's Syndrome Foundation in New York and Stephens College in Missouri. Ms. Thornton is also a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John M. Thornton, Chairman of the Board.

Meetings

    The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the Annual Meeting of Stockholders. Additional meetings may be called as the need arises. During the 2001 fiscal year, there were six meetings of the Board of Directors. No director attended fewer than 75 percent of the aggregate number of meetings held by the Board of Directors and the committees on which such director served during the 2001 fiscal year.

Committees

    The Board of Directors has appointed from among its members two committees, the Compensation Committee and the Audit Committee, to advise it on matters of special importance to the Company.

    The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988, 1996, 1999 and 2000 Stock Option Plans, during fiscal 2001 was composed of Sally B. Thornton, Daniel E. Steimle and James B. DeBello. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 2001, the Compensation Committee held six meetings, concurrently with Board of Directors meetings.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors (the "Audit Committee") has furnished the following report to stockholders of the Company in accordance with rules adopted by the Commission.

    The Audit Committee, which is appointed annually by the Board of Directors, currently consists of three directors, Daniel E. Steimle, James B. DeBello and Gerald I. Farmer, all of whom are independent and meet the other qualifications requirements under the applicable rules of the NASDAQ National Market System. The Audit Committee acts under a written charter, which is attached as Exhibit A to this proxy statement. As described in its charter, the Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for the Company's financial reports. The Audit Committee is responsible for reviewing the scope of the auditors' examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and recommends to the Board of Directors a certified public accounting firm for selection by the Board as the Company's independent auditor. The Audit Committee held one meeting during fiscal 2001.

    In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

  •
  The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year 2001.
  •
  The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.
  •
  The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified and supplemented, and has discussed with Deloitte & Touche LLP, the independent accountant's independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, for filing with the Commission.

                      Audit Committee

                      Daniel E. Steimle
                      James B. DeBello
                      Gerald I. Farmer

Director Compensation

    The Company does not pay compensation for service as a director to persons employed by the Company (John M. Thornton). Outside directors are paid $1,000 for each meeting they attend.

    The Board of Directors recommends that you vote "FOR" the election of each nominee as a director of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table shows the compensation we paid to our Chief Executive Officer and other executive officers who served as such at the end of fiscal 2001 and received annual compensation over $100,000.

Principal Position	Year	Annual Salary($)	Bonus($)	Common Stock Underlying Options	All Other Comp.($)
John M. Thornton Chairman, Chief Executive Officer, Chief Financial Officer	2001 2000 1999	225,000 225,000 200,000	85,000
David Pintsov, Ph.D. Sr. Vice President	2001 2000 1999	150,000 150,000 125,000	37,500	50,000	10,948(1 23,452(1 63,254(1	) ) )
William Boersing V.P., N. American Sales	2001 2000 1999	150,000 150,000 125,000	100,000	25,000
Noel Flynn V.P, Operations	2001 2000 1999	130,000 130,000 110,000	33,000	50,000
(1)
Consists solely of sales commissions.

Stock Options

    The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 2001.

Option Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number Of Securities Underlying Options Granted (#)(1)
		Total Options Granted to Employees in FY 2001 (%)	Exercise or Base Price ($/Share)	Expiration Date
					5%($)	10%($)
John M. Thornton	-0-	N/A	N/A	N/A	N/A	N/A
David Pintsov	50,000	10.28%	$.92	6/5/11	28,939	73,342
William Boersing	25.000	5.14%	$.92	6/5/11	14,469	36,671
Noel Flynn	50,000	10.28%	$.92	6/5/11	28,939	73,342
(1)
Options vest monthly over a three-year period and have terms of ten years, subject to earlier termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of the option is accelerated if there is a change in control of the Company.
(2)
The potential realizable value at assumed annual rates of stock price appreciation for the option term represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of the grant. The amounts reflected in the table may not necessarily be achieved.

    The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock option values at the fiscal year end September 30, 2001.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at FY End		Value of Unexercised In-the Money Options at FY-End ($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
John M. Thornton	0	0	0	0
David Pintsov	138,797	104,334	38,368	45,723
William Boersing	150,238	81,251	84,264	36,188
Noel Flynn	126,232	95,266	119,339	60,368
(1)
Based on a closing bid price of $1.76 on September 28, 2001 as reported on the NASDAQ National Market.

REPORT OF THE COMPENSATION COMMITTEE

    As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance shareholder value in a competitive environment. Our fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance goals and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building shareholder value through meeting longer-term financial and strategic goals.

    In designing and administering its executive compensation program, the Company tries to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

    In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

Base Salary

    Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee uses the wage and salary surveys of the American Electronics Association and industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

    The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent on the achievement of individual and corporate performance goals.

The Executive and Key Employee Bonus Plan

    The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate goals. Corporate goals are established as part of the annual operating plan process. Overall corporate goals include target levels of pre-tax, pre-bonus profit and net revenue.

    Each eligible employee's award is expressed as a percentage of the participant's October 1, 2000 base salary. Bonus achievement is dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 2001, no bonus award for any participant was payable as the Company did not achieve its goals.

Stock Option Plans

    The Company's 1986 Stock Option Plan (the "1986 Plan") authorized the issuance of options to buy up to a total of 630,000 shares of the Company's Common Stock. At September 30, 2001, 2,500 shares of Common Stock were subject to outstanding options issued under the 1986 Plan. The 1986 Plan ended on September 30, 1996 and no additional options may be granted under the plan. The Company's 1988 Stock Option Plan (the "1988 Plan") authorized the issuance of options to buy up to 650,000 shares of the Company's Common Stock. At September 30, 2001, 5,000 shares were subject to outstanding options issued under the 1988 Plan. The 1988 Plan ended on September 13, 1998 and no additional options may be granted under that plan. The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Company to grant its directors, officers and key employees options to buy up to 1,000,000 shares of the Company's Common Stock. At September 30, 2001, 319,576 shares were subject to outstanding options and none remained available for future grants under the 1996 Plan. The Company's 1999 Stock Option Plan (the "1999 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2001, 743,876 shares were subject to outstanding options and 209,582 were available for future grants under the 1999 Plan. The Company's 2000 Stock Option Plan (the "2000 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2001, 401,500 shares were subject to outstanding options and 598,500 were available for future grants under the 2000 Plan.

    The Company's stock option plans are designed to:

  1.
  Encourage and create ownership and retention of the Company's stock;
  2.
  Balance long-term with short-term decision making;
  3.
  Link the officers' or key employees' financial success to that of the stockholders;
  4.
  Focus attention on building stockholder value through meeting longer-term financial and strategic goals; and
  5.
  Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plans).

401(k) Savings Plan

    In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 as amended (the "Code"), which is available to all employees who satisfy the Plan's age and service requirement. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution will generally not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable. Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 2001 the Committee determined that participants would not receive a matching contribution.

Other Compensation Plans

    The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 2001. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

                      Compensation Committee

                      Sally B. Thornton
                      Daniel E. Steimle
                      James B. DeBello

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table below shows, as of January 2, 2002, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by us to own beneficially 5% or more of any class of the Company's voting stock (except as noted below). The business address for each of these shareholders is c/o Mitek Systems, Inc., 10070 Carroll Canyon Road, San Diego, California 92131.

Name of Beneficial Owner or Identity of Group	Number of shares of Common Stock Beneficially Owned	Percent of Class
John M. and Sally B. Thornton	2,699,959(1)	24.28%
Gerald I. Farmer	53,052(2)	.48%
James B. DeBello	30,000(3)	.27%
Daniel E. Steimle	45,634(4)	.41%
David Pintsov	330,055(5)	2.90%
William Boersing	231,489(6)	2.04%
Noel Flynn	234,898(7)	2.07%
Directors and Officers as a Group	3,625,087(8)	30.44%
(1)
John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.
(2)
Represents 10,000 shares of Common Stock held by Dr. Farmer and includes 43,052 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.

(3)
Represents 30,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.
(4)
Represents 25,634 shares of Common Stock held by Mr. Steimle and includes 20,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.
(5)
Represents 86,924 shares of Common Stock held by Dr. Pintsov and includes an additional 243,131 shares of common stock subject to options exercisable within 60 days of January 2, 2002.
(6)
Represents 231,489 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.
(7)
Represents 13,400 shares of Common Stock held by Mr. Flynn and includes 221,498 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.
(8)
Includes 789,170 shares of Common Stock subject to options exercisable within 60 days of January 2, 2002.

    Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of Forms, 3, 4, and 5 and amendments thereto furnished to us, we are not aware of any director, officer or beneficial owner of 10% of our common stock that failed to file on a timely basis as disclosed on the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal year 2001, except that Mr. Boersing, a vice president of the Company, filed one late Form 4 reflecting a grant of options made to him during June 2001.

STOCK PERFORMANCE GRAPH

    The above graph compares our performance with that of the Nasdaq Market Index and Peer Group based on SIC Code 3570—Computer and Office Equipment. The graph assumes an investment of $100 on October 1, 1996 and the reinvestment of dividends.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

    Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2002. A representative of Deloitte & Touche, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees

    Deloitte & Touche, LLP was paid an aggregate of $65,300 for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the registrant's Forms 10-Q for the 2001 fiscal year.

Financial Information Systems Design and Implementation Fees

    There were no fees paid to Deloitte & Touche, LLP for professional services rendered for the Company during the 2001fiscal year for financial information systems design or implementation as described in Paragraph (c) (4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

    Deloitte & Touche, LLP was paid $2,950 for professional services rendered for the S-8 filed by the Company during the 2001 fiscal year.

    There were no other fees paid to Deloitte & Touche, LLP for services rendered for the Company during the 2001 fiscal year, including tax services, other than as disclosed herein.

    The audit committee believes there were no services provided by Deloitte & Touche, LLP which would effect its independence.

The Board of Directors recommends that you vote "FOR" this proposal.

OTHER BUSINESS

    The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by shareholders at this meeting other than those described in the Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                      By Order of the Board of Directors

                      John M. Thornton
                      Chairman of the Board

San Diego, California
January 14, 2002

EXHIBIT A
MITEK SYSTEMS, INC.
AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and report practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communications between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the audit committee will:

    •
    Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

    •
    Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

    •
    Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

    •
    Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

    •
    Review the financial information and disclosures contained in any proposed information or press release, including SEC filings, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial information to be presented.

    •
    Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

    •
    Review accounting and financial human resources and succession planning within the company.

    •
    Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

    •
    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.	Please mark your votes as indicated in this example	/X/
1.	ELECTION OF DIRECTORS			NOMINEES: 01 John M. Thornton, 02 Sally B. Thornton, 03 Daniel E. Steimle, 04 James B. DeBello, 05 Gerald I. Farmer
	FOR all nominees listed to the right except as marked (to the contrary)		WITHHOLD AUTHORITY To vote for all nominees listed to the right
	/ /		/ /	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
2.	Ratify the appointment of Deloitte & Touche LLP as the Company's 2002 Auditors.
	FOR	AGAINST	ABSTAIN
	/ /	/ /	/ /
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date: , 2002
(Signature)
(Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

^  FOLD AND DETACH HERE  ^

Admission Ticket

Annual Meeting
of
Mitek Systems, Inc.
Stockholders

Wednesday, February 6, 2002
1:00 p.m.
San Diego Marriott La Jolla
4240 La Jolla Village Dr.
La Jolla, CA 92037

Agenda

  •
  Election of Directors
  •
  Ratify the appointment of Deloitte & Touche LLP as auditors
  •
  Report on the progress of the corporation
  •
  Informal discussion among stockholders in attendance

PROXY

MITEK SYSTEMS, INC.

Annual Meeting of Stockholders
February 6, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints John M. Thornton and Noel Flynn as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 6, 2002 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

^  FOLD AND DETACH HERE  ^

                      Annual
                      Meeting of
                      Stockholders

                      February 6, 2002

                      San Diego Marriott La Jolla
                      4240 La Jolla Village Dr.
                      La Jolla, CA 92037

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1 TO ELECT FIVE DIRECTORS